EXHIBIT 99.1

JOINT FILING AGREEMENT

The undersigned hereby agree that the Statement on Schedule 13D filed herewith (and any amendments thereto), relating to the common stock, par value $0.01 per share, of E*TRADE Financial Corporation, a Delaware corporation, is being filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, on behalf of each of the undersigned.

This Agreement may be executed in counterparts and each of such counterparts taken together shall constitute one and the same instrument.

Dated this 17th day of December, 2007

CITADEL LIMITED PARTNERSHIP By: Citadel Investment Group, L.L.C., its General Partner By: /s/ John C. Nagel John C. Nagel, Director and Associate General Counsel	CITADEL INVESTMENT GROUP, L.L.C. By: /s/ John C. Nagel John C. Nagel, Director and Associate General Counsel

CITADEL EQUITY FUND LTD.

By:  Citadel Limited Partnership,
  its Portfolio Manager

By:  Citadel Investment Group, L.L.C.,
  its General Partner

By:  /s/ John C. Nagel
  John C. Nagel, Director and
  Associate General Counsel

WINGATE CAPITAL LTD.

By:  Citadel Limited Partnership,
  its Portfolio Manager

By:  Citadel Investment Group, L.L.C.,
  its General Partner

By:  /s/ John C. Nagel
  John C. Nagel, Director and
  Associate General Counsel

KENNETH GRIFFIN By: /s/ John C. Nagel John C. Nagel, attorney-in-fact
CITADEL AC INVESTMENTS LTD.

By:  Citadel Limited Partnership,
  its Portfolio Manager

By:  Citadel Investment Group, L.L.C.,
  its General Partner

By:  /s/ John C. Nagel
  John C. Nagel, Director and
  Associate General Counsel

Exhibit 99.1, p. 2

CITADEL DERIVATIVES TRADING LTD.

By:  Citadel Limited Partnership,
  its Portfolio Manager

By:  Citadel Investment Group, L.L.C.,
  its General Partner

By:  /s/ John C. Nagel
  John C. Nagel, Director and
  Associate General Counsel

CITADEL DERIVATIVES GROUP LLC

By:  Citadel Limited Partnership,
  its Managing Member

By:  Citadel Investment Group, L.L.C.,
  its General Partner

By:  /s/ John C. Nagel
  John C. Nagel, Director and
  Associate General Counsel